UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 25, 2019 (October 23, 2019)

TECHCARE CORP.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-55680	68-0080601
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1140 Avenue of the Americas, New York, NY	10036
(Address of Principal Executive Offices)	(Zip Code)

(646) 380-6645

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	TECR	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported, on July 22, 2019, Ms. Tali Dinar, the Chief Financial Officer of TechCare Corp. (the “Company”), and the Company, jointly agreed to terminate her employment agreement. It was further agreed that Ms. Dinar will continue to provide her services to the Company as required under Israeli law until October 22, 2019, unless otherwise agreed to by Ms. Dinar and the Company. On October 24 ,2019, Ms. Dinar and the Company mutually agreed to extend Ms. Dinar’s employment by the Company under the same terms of her existing employment agreement as required under Israeli law until December 20, 2019.

Item 8.01 Other Events.

On October 23, 2019, Novomic Ltd. (“Novomic”), a wholly owned subsidiary of the Company, appointed Idan Traitsman to serve as the Chief Executive Officer of Novomic, effective immediately. In connection with Mr. Traitsman’s appointment, the Company agreed to pay Mr. Traitsman in the interim a monthly salary of NIS 10,000 (approximately $2,800) plus VAT until a formal employment agreement be executed between the Company and Mr. Traitsman.

Mr. Traitsman is the brother of Oren Traitsman, a member of the Company’s Board of Directors (the “Board”). Oren Traitsman recused himself from the Board’s decision relating to the appointment of Idan Traitsman as Chief Executive Officer of Novomic.

Except as otherwise set forth herein, there is no arrangement or understanding between Mr. Traitsman and any other person pursuant to which he was appointed as Chief Executive Officer of Novomic and there are no transactions in which Mr. Traitsman has an interest requiring disclosure under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TechCare Corp.

By:	/s/ Tali Dinar
Name:	Tali Dinar
Title:	Chief Financial Officer

Date: October 25, 2019